UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI (State or other jurisdiction of incorporation)	000-26020 (Commission File No.)	43-1641533 (IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On January 5, 2005, the Company submitted to the NASDAQ Stock Market a Listing Application: Publicly Traded Securities for the inclusion of the Company’s common stock on the NASDAQ National Market. Currently, the Company’s common stock trades on the NASDAQ SmallCap Market. The Company believes that it meets all of the NASDAQ National Market listing requirements under Standard 2 Marketplace Rule 4420(b), and Standard 3 Marketplace Rule 4420(c). No assurance, however, can be given that the NASDAQ Stock Market will approve the Company’s application.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                APPLIED DIGITAL SOLUTIONS, INC.

                By:  /s/ Lorraine M. Breece
                Name: Lorraine M. Breece
                Title: Vice President, Chief Accounting Officer

Dated: January 5, 2005